SCUDDER
INVESTMENTS(SM)
[LOGO]


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EQUITY/GLOBAL
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Scudder International Fund
Fund #068


Semiannual Report
February 29, 2000

A fund seeking long-term growth of capital primarily from foreign equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

This report applies to the International Shares of the fund.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      29   Notes to Financial Statements

                      36   Report of Independent Accountants

                      37   Officers and Directors

                      38   Investment Products and Services

                      40   Scudder Solutions

Scudder International Fund
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ticker symbol SCINX                                              fund number 068
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Date of             o    Over the last six months, the overseas stock markets
Inception:               have been led by the strong performance of the
6/18/53                  technology, telecommunications, and media sectors,
                         while "old economy" stocks have lagged.
Total Net
Assets of           o    The fund's International Shares 31.06% return over the
International            period was fueled by good stockpicking and an
Shares as of             overweighted position in technology and communications
2/29/00:                 companies.
$5 billion
                    o    Scudder International Fund has finished in the top
                         quartile of its peer group over the one-, three-, five-, and ten-year periods.^1 In addition, it has been awarded a four-star overall rating by Morningstar(TM).^2


^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended February 29, 2000, Scudder International Fund's Lipper ranking was 160 out of 636 funds for the one-year period, 57 out of 419 funds for the three-year period, 32 out of 247 for the five-year period, and 7 out of 44 for the ten-year period.

^2 Morningstar proprietary rankings reflect historical risk-adjusted performance as of February 29, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder International Fund received 4 stars for the 3-, 5-, and 10-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder International Fund was rated among 1120, 663, and 129 international funds for the 3-, 5-, and 10-year periods, respectively, in its broad asset class. Not all Scudder funds receive 4- and 5- star ratings. Ratings are subject to change.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

In the momentum-driven market environment of recent months, it has been easy for investors to set aside their long-term objectives in favor of stocks that offer the most compelling "stories." Although many of the best recent performers have been stocks with no earnings, it is important to remember that earnings growth is the fundamental driver of stock prices over the long term. Companies with suspect earnings may perform well in the short run, but ultimately they tend to lose value if they do not generate earnings. Conversely, companies that produce strong, steady earnings usually evolve into star performers.

For this reason, the management team of Scudder International Fund seeks to invest in companies that possess a definable catalyst for stronger earnings growth. This catalyst can come in the form of an economic recovery taking place in a particular region, positive changes sweeping through a specific industry, or important restructuring initiatives taking place at an individual company. To find companies undergoing these important changes, management spends a great deal of time "on the ground," meeting with company managements and developing a sense of how individual firms are positioned within their respective markets. The fund employs a large team of research analysts that are always on the road, digging for useful information and striving to determine which are companies are embracing the "new economy," and which companies are likely to be left behind. The end result is that if a company is making meaningful, positive changes in the way it does business, we will be among the first to know about it.

Over time, this focus on companies undergoing positive fundamental changes can help mitigate the effects of market volatility, and can position a portfolio for strong performance in both up and down markets. This approach has worked very well for the fund. In addition to being awarded a four-star overall rating from Morningstar(TM), the fund has been ranked in the top quartile of its peer group over the one-, three-, five-, and ten-year periods. For more information on how the fund has built this strong performance record, please turn to the Portfolio Management Discussion beginning on page 10.

Thank you for your continued investment in Scudder International Fund. For current information on the fund or your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Nicholas Bratt
Nicholas Bratt
President,
Scudder International Fund

Performance Update
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                                                               February 29, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

Scudder International Fund --      MSCI EAFE & Canada Index*
International Shares

      '90    10000                    10000
      '91    10560                     9788
      '92    10708                     9107
      '93    10730                     8709
      '94    14491                    12031
      '95    13130                    11496
      '96    15778                    13461
      '97    17713                    14023
      '98    20836                    16192
      '99    22250                    16883
      '00    35066                    21391

          Yearly periods ended February



--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                                Growth of                                Average
Period ended 2/29/2000          $10,000             Cumulative            Annual
--------------------------------------------------------------------------------
Scudder International Fund -- International Shares
--------------------------------------------------------------------------------
1 year                         $  15,760               57.60%             57.60%
--------------------------------------------------------------------------------
5 year                         $  26,707              167.07%             21.71%
--------------------------------------------------------------------------------
10 year                        $  35,066              250.66%             13.37%
--------------------------------------------------------------------------------
MSCI EAFE & Canada Index*
--------------------------------------------------------------------------------
1 year                         $  12,671               26.71%             26.71%
--------------------------------------------------------------------------------
5 year                         $  18,608               86.08%             13.21%
--------------------------------------------------------------------------------
10 year                        $  21,391              113.91%              7.89%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

               Yearly periods ended February

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

Scudder International Fund         MSCI EAFE & Canada Index*
-- International Shares

       1991     5.61                         -2.21
       1992     1.40                         -6.95
       1993     0.20                         -4.38
       1994    35.05                         38.15
       1995    -9.39                         -4.45
       1996    20.17                         17.09
       1997    12.26                          4.18
       1998    17.63                         15.46
       1999     6.79                          4.27
       2000    57.60                         26.71



                 1991     1992     1993     1994     1995     1996     1997     1998     1999     2000
--------------------------------------------------------------------------------------------------------
Fund Total
Return (%)       5.61     1.40      .20     35.05   -9.39    20.17    12.26    17.63     6.79    57.60
--------------------------------------------------------------------------------------------------------
Index Total
Return (%)      -2.21    -6.95    -4.38     38.15   -4.45    17.09     4.18    15.46     4.27    26.71
--------------------------------------------------------------------------------------------------------
Net Asset
Value ($)       35.66    35.75    34.10     45.18   38.63    44.80    47.76    50.05    47.96    69.53
--------------------------------------------------------------------------------------------------------
Income
Dividends ($)     .74       --      .83       .69      --      .40     1.28      .25       --      .13
--------------------------------------------------------------------------------------------------------
Capital Gains
Distributions($) 1.98      .40      .86       .09    2.42     1.18     1.19     5.35     5.56     4.82
--------------------------------------------------------------------------------------------------------


* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

     The Fund offers three share classes: International Shares, Barrett International Shares, and Class R Shares. The total return information provided is for the Fund's International Shares Class.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                               February 29, 2000

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Geographical
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Europe                      63%
Japan                       26%
Pacific Basin               10%
Canada                       1%
--------------------------------
                           100%
--------------------------------

The fund's holdings in Europe have increased from 60% of net assets on August 31, 1999.



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Technology                  21%
Communications              16%
Manufacturing               14%
Financial                   13%
Service Industries          11%
Consumer Staples             4%
Energy                       4%
Consumer Discretionary       3%
Metals & Materials           3%
Other                       11%
--------------------------------
                           100%
--------------------------------

Holdings in the technology and communications sectors contributed significantly to the fund's strong performance.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(23% of Portfolio)

1.   Vodafone AirTouch PLC
     Provider of telecommunication services

2.   Seat Pagine Gialle SpA
     Publisher of telecommunication directories

3.   Reuters Group PLC
     International news and information agency

4.   Vivendi SA
     Provider of industrial services

5.   Siemens AG
     Electrical engineering and electronics company

6.   Epcos AG
     Producer of electronic componets and integrated circuits

7.   Total FINA SA
     Explorer, developer and producer of oil and gas

8.   NTT Mobile Communications Network, Inc.
     Provider of various telecommunication services and equipment

9.   Nokia Oyj
     Manufacturer of telecommunication networks and equipment

10.  STMicroelectronics NV
     Manufacturer of semiconductor integrated circuits

The fund's top ten holdings reflect its focus on well-managed, fast-growing companies.


For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                               February 29, 2000

In the following interview, portfolio manager Irene Cheng discusses Scudder International Fund's strategy and the market environment during the six-month period ended February 29, 2000.

Q: How have the international markets performed in recent months?

A: The market environment overseas was very similar to that of the United States. Looking at the broader indices, it would appear that a roaring bull market was in progress: France's CAC-40 rose 34.90%, Germany's Index climbed 45.04%, and Japan's Nikkei-225 gained 14.47%. Many emerging markets indices performed even better. However, the bulk of the gains were concentrated in the group that has been termed "TMT," which stands for technology, media, and telecommunications. Over the six months, tech stocks in the MSCI EAFE Index rose 105%, telecoms gained almost 75%, media was up 68%, and electrical equipment also rose. Outside of these industry groups, not one other sector showed a positive return for the six-month period, and many -- such as retailers (-20.7%), food producers (-19.7%), and building materials (-17.8%) -- dropped significantly. Fortunately, the fund is well positioned for this sharply bifurcated market environment through its large position in TMT stocks.

Q: How did these positive developments affect the fund?

A: Over the six months ended February 29, the fund's International Shares returned 31.06%, compared to a return of 14.58% for its unmanaged benchmark, the MSCI EAFE & Canada Index. Over the one-year period ended on the same date, the fund's International Shares had produced a total return of 57.60%, bringing its five-year average annual return to 21.71%. The fund received a four-star overall ranking from Morningstar(TM) as of February 29, and was ranked in the top quartile of international funds as of the same date, according to Lipper Analytical Services. Over the three-, five-, and ten-year periods, the fund has finished in the top 14%, 13%, and 16% of its category, respectively. We attribute the fund's excellent long-term performance to the strong individual stock selection. The portfolio has been positioned to benefit on one side from the vigorous growth taking place in areas such as telecom and technology, and on the other side from the renewed pricing power of large industrial commodity companies. The fund has also benefited from avoiding companies that are being squeezed by the impact of new technological advances, or are facing significantly higher input prices as a result of the jump in commodities prices.

Q: How is the fund positioned within the TMT sectors?

A: The fund benefited from its overweight position in TMT stocks -- which make up over 40% of the portfolio -- as well as our excellent stockpicking within the group. We gained a lift from our holdings in the cellular operator Vodafone, as well as equipment makers Nokia and Ericsson. The fund also benefited from early entry into the emerging Italian Internet sector. As publishing houses such as Seat Pagine Gialle and L'Espresso have leveraged their brand names to develop successful Internet initiatives, their shares have jumped. In Japan, we achieved strong gains in tech holdings such as Fujitsu, Murata, Sony, and NTT DoCoMo, the leading cellular operator and Internet access provider.

While we believe that the valuations of a number of individual stocks in the TMT group have become stretched, we continue to see strong long-term earnings potential for many companies in these sectors. Individuals and corporations in Europe and Japan have generally been slower to adopt the Internet than we have here in the United States. This divergence has created a wealth of compelling growth opportunities in companies that provide the infrastructure for the `Net, as well as traditional media companies that are moving to Internet-based business models. We believe that the convergence of content producers, equipment makers, and providers of network operations is generating powerful, self-reinforcing demand for each group's products and services. As companies in these sectors feed off one another, growth and wealth creation should continue to gain momentum. Going forward, we will continue to position the portfolio to take advantage of this dynamic process, while trimming holdings whose valuations have reached what we believe are excessive levels.

Q: In previous reports, you have made positive comments regarding the outlook for Japan. Are you still positive on the outlook for that country?

A: Yes. Japanese stocks rallied in 1999 on the expectation for reform in both the public and private sectors, but the inability of the economy to stage a recovery has caused confidence to wane in recent months. Growth remains anemic, as evidenced by the 1.4% drop in fourth-quarter gross domestic product. Although some indicators -- such as industrial production -- are showing that the economy is improving, consumer spending has not shown signs of picking up steam. The government has been able to stimulate the economy through fiscal policy, but this cannot continue indefinitely due to the country's growing debt load. While these factors have caused the intense optimism that surrounded Japanese equities in the first half of 1999 to subside, we believe that Japan's stock market will be a source of tremendous investment opportunities over the long-term. We continue to hold 25% of the fund's net assets in that country, with a focus on companies that have exposure to fast-growing market segments in Japan and abroad. The fund also continues to hold companies that stand to boost their earnings through meaningful restructuring initiatives, such as Nomura and Nikko Securities in the financial sector, and NEC and Toshiba among the large industrials.

Q: What are your views on Europe?

A: We are seeing a wealth of changes taking place in Europe on both the economic and the corporate levels. Economic activity is accelerating throughout Europe, as demonstrated by a rise in export growth, a decline in unemployment, the increasing flexibility of the labor markets, and the highest levels of business and consumer confidence in many years. We expect European growth to exceed 3.0% in 2000 -- up from 2.2% in 1999 -- as growth spreads from Ireland, Spain, and the Benelux countries to the rest of the continent. While the specter of higher interest rates has been a cause for concern among market participants for some time, we do not expect the rise in interest rates to be large enough to severely dampen growth.

Europe's business environment is also becoming more dynamic. Merger and acquisition activity has skyrocketed, with the most dramatic example being the merger of Vodafone and Mannesmann. Adding to the positive environment is the fact that European governments are interfering less with the free markets. In Germany, for instance, the expected elimination of a tax on the sale of holdings among corporations is expected to unleash a flood of activity as companies redeploy their capital into new, more efficient investments. Investors are clearly encouraged by the fact that both unions and governments are increasingly unable to hold back the growing power of shareholders. Also adding to the positive environment is the fact that capital is now reaching smaller companies as the market for small cap stocks surges. This dynamic sparked a sharp increase in entrepreneurial activity and helped Europe make important strides in closing the technology gap with the United States. In combination, these factors have created tremendous investment opportunities in Europe, and should continue to do so going forward.

Q: What is your outlook for overseas equities over the remainder of 2000?

A: We hold a positive view on the long-term prospects of the overseas markets. Restructuring and consolidation continue at a furious pace, governments are instituting free market reforms, and the Internet is changing the way people everywhere are conducting business. The catalysts for higher corporate earnings remain in place, which translates into an upward bias for stock prices over time. Nevertheless, we wish to caution investors that near-term risks continue to exist. A continued rise in interest rates appears likely in the United States, and any volatility in the U.S. market is likely to migrate overseas. This is particularly true among international technology stocks, which are heavily influenced by the Nasdaq average. We therefore encourage investors to be prepared for volatility, but to remain focused on the fact that no matter what the markets are doing on a day-to-day basis, our long-term outlook for international equities remains highly favorable.

Glossary of Investment Terms
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        Growth Stock       Stock of a company that has displayed above-average
                           earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. They are distinct from value stocks.

       Restructuring       The general term for major corporate changes aimed at
                           greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

         Value Stock       A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks. They are distinct from growth stocks.

           Weighting       Refers to the allocation of assets -- usually in
        (over/under)       terms of sectors, industries, or countries -- within
                           a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                                    as of February 29, 2000
-------------------------------------------------------------------------------------------------

                                                                     Principal
                                                                     Amount ($)      Value ($)
-------------------------------------------------------------------------------------------------
Repurchase Agreements 2.6%
-------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette, 5.75%,
  to be repurchased at $136,790,845 on 3/1/2000
  (Cost $136,769,000)** .........................................   136,769,000      136,769,000

-------------------------------------------------------------------------------------------------
Short-Term Investments 0.6%
-------------------------------------------------------------------------------------------------
GTE Corp., 5.8%***, 3/31/2000 (Cost $29,855,000) ................    30,000,000       29,855,000

-------------------------------------------------------------------------------------------------
Participating Loan Notes 0.3%
-------------------------------------------------------------------------------------------------
Luxembourg

Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to
  12/31/2005, 1% plus 26.45% of net available cash
  flow to 4/30/2040 (Cost $13,351,889) ..........................        10,250(b)    13,868,553

-------------------------------------------------------------------------------------------------
Convertible Bonds 0.0%
-------------------------------------------------------------------------------------------------
United Kingdom

British Aerospace PLC, 7.45%, 11/29/2003
  (Cost $297,456) ...............................................       501,947          784,922

                                                                        Shares
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Common Stocks 96.5%
-------------------------------------------------------------------------------------------------
Australia 1.2%

Broken Hill Proprietary Co., Ltd. (Petroleum, mineral and
  steel exploration and production) .............................     3,130,575       31,158,304

WMC Ltd. (Mineral exploration and production) ...................     5,659,900       21,423,965

Woodside Petroleum, Ltd.* (Producer of oil and gas) .............     1,814,600       10,437,669
                                                                                    ------------
                                                                                      63,019,938
                                                                                    ------------
Canada 0.7%

Canadian National Railway Co. (Railroad operator) ...............     1,446,000       33,738,007
                                                                                    ------------
Finland 1.7%

Nokia Oyj (Manufacturer of telecommunications networks
  and equipment) ................................................       450,600       90,144,822
                                                                                    ------------


   The accompanying notes are an integral part of the financial statements.


                                       16


                                                              Shares       Value ($)
------------------------------------------------------------------------------------

France 14.0%

AXA SA (Insurance group providing insurance, finance
  and real estate services) ...........................       269,177    33,949,057

Alcatel SA (Manufacturer of transportation,
  telecommunication and energy equipment) .............        66,278    15,578,019

Aventis SA (Pharmaceutical company) ...................       967,536    49,558,968

Carrefour Supermarche SA (Supermarket operator and
  food retailer) ......................................       164,220    24,996,883

Christian Dior SA (Fashion house) .....................       184,105    37,809,747

Club Mediterranee SA (Operator of vacation resorts) ...        45,160     5,211,197

Dassault Systemes SA (Computer aided design,
  manufacturing/engineering software) .................       443,883    48,904,928

Etablissements Economiques du Casino
  Guichard-Perrachon SA (Operator of supermarkets
  and convenience stores) .............................       443,837    25,929,794

Eurotunnel SA* (Channel Tunnel consortium) ............    24,160,242    29,887,563

LVMH (Louis Vuitton Moet Hennessy) (Producer of wines,
  spirits and luxury products) ........................        53,271    19,846,983

Lafarge SA (Producer of cement, concrete and
  aggregates) .........................................       348,237    26,082,897

Lafarge SA, Rights ....................................       348,237        10,097

Pinault-Printemps-Redoute SA (Operator of
  department stores) ..................................       197,494    39,910,502

Rhodia SA (Drug manufacturer and chemicals specialist)      2,152,261    36,816,920

Schneider Electric SA (Manufacturer of electronic
  components and automated manufacturing systems) .....       345,867    22,395,625

Societe BIC SA (Manufacturer of office supplies) ......       727,297    31,876,332

Suez Lyonnaise des Eaux SA (Water and electric utility)       303,360    50,134,153

Total FINA SA "B" (Explorer, developer and producer
  of oil and gas) .....................................       737,869    98,053,075

Union des Assurances Federales SA (Insurance group) ...       152,221    15,520,521

Usinor Sacilor SA (Producer of flat steel and
  stainless steel) ....................................     1,231,190    18,026,731

Vivendi SA (Provider of industrial services) ..........       874,156   103,068,992
                                                                      --------------
                                                                        733,568,984
                                                                      --------------
Germany 13.7%

Allianz AG (Multi-line insurance company) .............       112,373    39,335,953

BASF AG (International chemical producer) .............       895,339    40,971,960

Bayer AG* (Chemical producer) .........................     1,058,852    44,258,901

Celanese AG (Manufacturer and distributor of
  industrial chemicals) ...............................        94,356     1,878,521

Commerzbank AG (Provider of banking services) .........       510,000    18,236,906

Deutsche Telekom AG (Telecommunication services) ......       593,932    49,881,069

Dresdner Bank AG* (Provider of banking services) ......       650,418    31,304,095


   The accompanying notes are an integral part of the financial statements.


                                       17


                                                                   Shares     Value ($)
----------------------------------------------------------------------------------------


Epcos AG* (Producer of electronic components and
  integrated circuits) .....................................       704,026   100,019,640

Heidelberger Druckmaschinen AG (Manufacturer of
  commercial printing presses) .............................       119,282     6,513,323

HypoVereinsbank (Bank) .....................................       478,642    26,182,221

MobilCom AG (Provider of mobil telecommunication
  services) ................................................       110,099    14,870,119

Muenchener Rueckversicherungs-Gesellschaft AG
  (Registered) (Insurance company) .........................       161,989    45,525,967

SAP AG (pfd.) (Manufacturer of computer software) ..........        95,696    80,231,059

Siemens AG* (Electrical engineering and electronics
  company) .................................................       563,942   101,101,502

Thyssen Krupp AG* (Manufacturer of building and
  industrial steel materials) ..............................     1,779,455    43,079,831

VEBA AG (Electric utility, distributor of oil and chemicals)       685,570    30,743,198

VIAG AG (Provider of electrical power and natural gas
  services, aluminum products, chemicals, ceramics and
  glass) ...................................................     2,381,514    42,464,769
                                                                           -------------
                                                                             716,599,034
                                                                           -------------
Hong Kong 0.8%

China Telecommunications Ltd. (Provider of cellular
  telecommunication services) ..............................     1,892,000    17,442,437

Hutchison Whampoa, Ltd. (Diversified investment holding
  company) .................................................     1,582,000    24,798,787

New World Infrastructure Ltd. (Investment in and operation
  of infrastructure projects) ..............................       949,200     1,067,161
                                                                           -------------
                                                                              43,308,385
                                                                           -------------
Hungary 0.1%

The First Hungary Fund Limited "A"
  (Investment company) .....................................         3,619     5,157,075
                                                                           -------------

Italy 5.7%

Banca Nazionale del Lavoro SpA* (Bank) .....................     1,791,900     6,494,180

Gruppo Editoriale L'Espresso SpA* (Publisher) ..............     2,819,440    65,995,794

Mediaset SpA (Broadcasting and television networks) ........     2,866,000    69,800,089

Seat Pagine Gialle SpA (Publisher of telecommunications
  directories) .............................................    24,767,100   154,388,208
                                                                           -------------
                                                                             296,678,271
                                                                           -------------
Japan 25.4%

Advantest Corp. (Producer of measuring instruments and
  semiconductor testing devices) ...........................       187,400    33,905,613

Benesse Corp. (Provider of educational services) ...........        79,200    15,825,613

Canon, Inc. (Producer of visual image and information
  equipment) ...............................................       658,000    27,312,080


   The accompanying notes are an integral part of the financial statements.


                                       18


                                                                  Shares    Value ($)
--------------------------------------------------------------------------------------



DDI Corp. (Long distance telephone and cellular operator)         4,484   41,541,144

Daiwa Securities Group, Inc. (Provider of brokerage and
  other financial services) ..............................    4,608,000   73,033,243

Fanuc, Ltd. (Manufacturer of numerically controlled
  equipment for machine tools) ...........................      258,500   25,122,162

Fuji Bank, Ltd. (Provider of commercial banking services)     3,576,000   27,802,507

Fujisawa Pharmaceutical Co. (Manufacturer and marketer
  of antibiotics) ........................................      320,000   10,492,277

Fujitsu Support and Service Inc.* (Provider of information
  services) ..............................................       58,000   37,138,965

Fujitsu, Ltd. (Manufacturer of computers) ................    1,633,000   54,136,694

Hitachi, Ltd. (Manufacturer of general electronics) ......    3,629,000   49,408,456

Kyocera Corp. (Manufacturer of ceramic packaging) ........      309,000   52,257,766

Matsushita Electric Industrial Co., Ltd. (Manufacturer of
  consumer electronic products) ..........................    2,050,000   59,582,198

Murata Manufacturing Co., Ltd. (Manufacturer of ceramic
  applied electronic computers) ..........................      327,000   62,132,970

NEC Corp. (Manufacturer of telecommunication and
  computer equipment) ....................................    2,797,000   62,367,257

NSK Ltd. (Manufacturer of bearings and motor vehicle
  machine parts) .........................................    3,247,000   22,413,442

NTT DoCoMo Inc. (Provider of various
  telecommunication services and equipment) ..............        2,385   95,963,215

Nikko Securities Co., Ltd. (Securities broker and dealer)     3,943,000   50,746,876

Nintendo Co., Ltd. (Manufacturer of game equipment) ......      230,100   50,137,139

Nippon Telegraph & Telephone Corp. (Provider of
  telecommunication services) ............................        2,525   34,859,219

Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ..    8,747,000   32,970,073

Nomura Securities Co., Ltd. (Financial advisor, securities
  broker and underwriter) ................................    2,751,000   77,457,765

SMC Corp. (Manufacturer of directional control devices) ..       65,200   12,080,654

Sakura Bank, Ltd. (Provider of banking services) .........    6,243,000   35,552,779

Softbank Corp. (Provider of electronic commerce, software
  and peripheral hardware equipment) .....................       36,100   52,461,399

Sony Corp. (ADR) (Manufacturer of consumer electronics) ..       66,700   20,902,113

Sony Corp. (Manufacturer of consumer electronics) ........      153,500   45,311,081

THK Co., Ltd. (Manufacturer of linear motion systems for
  industrial machinery) ..................................      424,600   18,703,996

Tokyo Electron Ltd. (Manufacturer of semiconductor
  production equipment) ..................................      357,000   54,311,989

Toshiba Corp.* (Manufacturer of electric machinery) ......    5,559,000   45,289,946



   The accompanying notes are an integral part of the financial statements.


                                       19

                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------

Yamanouchi Pharmaceutical Co., Ltd. ...................
(Manufacturer of ethical drugs) .......................         864,000      41,198,910
                                                                        ---------------
                                                                          1,322,419,541
                                                                        ---------------
Korea 3.3%

SK Telecom Co., Ltd.* (Provider of mobile
  telecommunication services) .........................          23,030      85,514,607

Samsung Electronics Co. (Manufacturer of electronics) .         382,050      86,468,365
                                                                        ---------------
                                                                            171,982,972
                                                                        ---------------
Netherlands 7.1%

AEGON Insurance Group NV (Insurance company) ..........         248,470      17,193,577

ASM Lithography Holding NV (Developer of
  photolithography projection systems) ................         227,850      29,122,186

Akzo Nobel NV (Producer and marketer of health care
  products, coatings, chemicals and fibers) ...........         499,500      19,314,492

Equant NV (Provider of international data
  network services) ...................................         554,459      62,909,581

Fortis Bank (NL) NV (Provider of banking and
  insurance services) .................................         603,210      15,203,913

Gucci Group NV (New York Shares) (Designer and
  producer of personal luxury accessories and apparel)          401,280      35,086,920

Koninklijke KPN NV (Provider of telecommunication
  services) ...........................................         404,260      51,591,533

Laurus NV (International food retailer) ...............         846,440      10,389,129

STMicroelectronics NV (Manufacturer of semiconductor
  integrated circuits) ................................         442,319      88,060,687

United Pan-Europe Communications NV (Provider of
  television and telecommunication services) ..........         210,766      41,686,128
                                                                        ---------------
                                                                            370,558,146
                                                                        ---------------
Spain 1.2%

Telefonica Publicidad e Informacion, SA (Publisher of
  telephone directories) ..............................          96,531       6,623,757

Telefonica SA* (Provider of telecommunication services)       1,874,769      54,084,318
                                                                        ---------------
                                                                             60,708,075
                                                                        ---------------
Sweden 1.5%

LM Ericsson Telephone Co. "B"* (Manufacturer of
  telecommunications equipment) .......................         798,900      76,713,566
                                                                        ---------------

Switzerland 1.2%

Nestle SA (Registered) (Food manufacturer) ............          17,186      29,112,500

Roche Holdings AG (Producer of drugs and medicines) ...           3,049      33,012,779
                                                                        ---------------
                                                                             62,125,279
                                                                        ---------------


   The accompanying notes are an integral part of the financial statements.


                                       20

                                                               Shares      Value ($)
-------------------------------------------------------------------------------------

Taiwan 4.4%

Asustek Computer Inc. (Manufacturer of computer
  motherboards) .........................................     3,344,000    41,718,306

Far Eastern Textile Ltd. (Manufacturer of natural and
  synthetic textile products) ...........................    16,115,270    35,170,133

GigaMedia Ltd.* (Provides broadband internet access
  services and content) .................................       344,327    24,124,410

Hon Hai Precision Industry Co., Ltd. (Manufacturer
  of electronic connectors and cable assemblies) ........     2,043,400    19,036,235

Taiwan Semiconductor Manufacturing Co. (Manufacturer
  of integrated circuits) ...............................     7,259,630    47,530,477

United Microelectronics Corp., Ltd. (Manufacturer of
  integrated circuits) ..................................    16,818,000    61,629,479
                                                                        -------------
                                                                          229,209,040
                                                                        -------------
United Kingdom 14.5%

ARM Holdings plc (Designer of RISC microprocessors
  and related technology) ...............................       244,168    18,431,427

BOC Group plc (Producer of industrial gases) ............     2,118,054    42,957,127

BP Amoco plc (Integrated world oil company) .............     3,243,901    25,055,878

Billiton plc* (Resource group that explores, produces and
  markets aluminum and other metal products) ............     4,087,844    16,852,642

British Aerospace plc (Producer of military aircraft) ...     5,994,329    29,517,544

Cable and Wireless plc (International telecommunication
  services in the United Kingdom and Hong Kong) .........     1,446,367    29,974,056

Glaxo Wellcome plc (Pharmaceutical company) .............       755,907    18,136,744

LASMO plc (Oil production and exploration) ..............            30            45

Prudential Corp. plc* (Provider of a broad range of
  financial services) ...................................     3,127,095    46,134,002

Rentokil Initial plc (Environmental services company) ...     6,542,018    21,261,052

Reuters Group plc (International news and information
  agency) ...............................................     5,838,661   131,419,950

Rio Tinto plc (Mining company) ..........................     3,916,538    57,842,510

Royal & Sun Alliance Insurance Group plc
  (Insurance company) ...................................     6,296,100    34,235,663

Shell Transport & Trading plc (Petroleum company) .......     7,283,756    50,277,075

SmithKline Beecham plc (Manufacturer of ethical drugs
  and health care products) .............................     1,701,355    19,134,103

Standard Chartered plc (International banking group) ....     2,502,667    35,380,118

Vodafone AirTouch plc (Provider of telecommunication
  services) .............................................    32,343,557   181,107,816
                                                                        -------------
                                                                          757,717,752
                                                                        -------------
-------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,430,509,774)                               5,033,648,887
-------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $3,610,783,119) (a)           5,214,926,362
-------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------



*    Non-income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $3,611,462,000. At February 29, 2000, net unrealized appreciation for all securities based on tax cost was $1,603,464,362. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,759,466,276 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $156,001,914.

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

Currency Abbreviation
---------------------------
EUR        euro


   The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 29, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $3,610,783,119) ..   $ 5,214,926,362

Cash .......................................................             1,659

Foreign currency, at value (cost $8,487,571) ...............         8,452,714

Receivable for investments sold ............................        57,837,051

Dividends receivable .......................................         1,068,494

Interest receivable ........................................            36,755

Receivable for Fund shares sold ............................        60,266,782

Foreign taxes recoverable ..................................         3,214,125

Other assets ...............................................            16,614
                                                               ---------------
Total assets ...............................................     5,345,820,556

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased ..........................        15,299,871

Payable for Fund shares redeemed ...........................         5,811,684

Accrued management fee .....................................         3,351,213

Other accrued expenses and payables ........................         2,737,198
                                                               ---------------
Total liabilities ..........................................        27,199,966

--------------------------------------------------------------------------------
Net assets, at value                                           $ 5,318,620,590
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:

Accumulated distributions in excess of net investment
  income ...................................................        (4,015,070)

Net unrealized appreciation (depreciation) on:

  Investments ..............................................     1,604,143,243

  Foreign currency related transactions ....................          (261,737)

Accumulated net realized gain (loss) .......................       494,207,318

Paid-in capital ............................................     3,224,546,836

--------------------------------------------------------------------------------
Net assets, at value                                            $5,318,620,590
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
International Shares

Net asset value, offering and redemption price per share
  ($5,264,613,691 / 75,712,831, shares of capital stock
  outstanding, $.01 par value, 100,000,000 shares
  authorized) ..............................................    $        69.53

Barrett International Shares

Net asset value, offering and redemption price per share
  ($31,646,339 / 453,873 shares of capital stock outstanding,
  $.01 par value, 100,000,000 shares authorized) ...........    $        69.73

Class R Shares

Net asset value, offering and redemption price per share
  ($22,360,560 / 322,077 shares of capital stock outstanding,
  $.01 par value, 100,000,000 shares authorized) ............   $        69.43


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations for the six months ended February 29, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:

Dividends (net of foreign taxes withheld of $1,310,442)   $12,837,135

Interest ..............................................     4,500,497
                                                          -----------
Total Income ..........................................    17,337,632
                                                          -----------
Expenses:

Management fee ........................................    17,146,467

Services to shareholders ..............................     5,834,486

Custodian and accounting fees .........................     1,364,797

Adminstrative services fees ...........................        12,635

Directors' fees and expenses ..........................        20,137

Reports to shareholders ...............................       197,069

Auditing ..............................................        63,238

Legal .................................................        32,152

Registration fees .....................................       174,288

Other .................................................        11,742
                                                          -----------
                                                           24,857,011

--------------------------------------------------------------------------------
Net investment income (loss)                               (7,519,379)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:

Investments ...........................................   540,149,205

Foreign currency related transactions .................    (5,724,647)
                                                       ---------------
                                                          534,424,558
                                                       ---------------

Net unrealized appreciation (depreciation) during the period on:

Investments ...........................................   663,993,719

Foreign currency related transactions .................     5,085,413
                                                       ---------------
                                                          669,079,132
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions              1,203,503,690
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                           $1,195,984,311
--------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------

                                       Six Months         Five Months
                                         Ended               Ended           Year Ended
Increase (Decrease) in                February 29,         August 31,          March 31,
Net Assets                               2000                1999               1999
------------------------------------------------------------------------------------------
Operations:

Net investment income (loss) ....   $    (7,519,379)   $    13,184,289    $    27,196,521

Net realized gain (loss) from
investment transactions .........       534,424,558        121,162,610        495,847,664

Net unrealized appreciation
  (depreciation) on investment
  transactions during the period.       669,079,132        351,081,101       (311,164,241)
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
  assets resulting from
  operations. ...................     1,195,984,311        485,428,000        211,879,944
                                    ---------------    ---------------    ---------------
Distributions to shareholders:

From net investment income --
  International Shares ..........        (9,038,794)                --                 --
                                    ---------------    ---------------    ---------------
Barrett International Shares ....           (83,500)                --                 --
                                    ---------------    ---------------    ---------------
From net realized gains --
  International Shares ..........      (150,588,603)      (164,421,947)      (303,892,941)
                                    ---------------    ---------------    ---------------
 Barrett International Shares ...          (953,658)        (1,218,599)        (2,373,251)
                                    ---------------    ---------------    ---------------
 Class R Shares .................          (398,644)              --                   --
                                    ---------------    ---------------    ---------------
Fund share transactions:

Proceeds from shares sold .......     2,288,114,832      1,241,030,773      2,263,481,804

Reinvestment of distributions ...       150,115,905        157,322,243        290,405,369

Cost of shares redeemed .........    (1,792,390,040)    (1,193,055,248)    (2,231,646,711)
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
  assets from Fund share
  transactions ..................       645,840,697        205,297,768        322,240,462
                                    ---------------    ---------------    ---------------
Increase (decrease) in net assets     1,680,761,809        525,085,222        227,854,214

Net assets at beginning of period     3,637,858,781      3,112,773,559      2,884,919,345

Net assets at end of period
  (including accumulated
  distributions in excess of net
  investment income of $4,015,070
  and undistributed net investment
  income of $12,626,603 and
  $2,638,610, respectively) .....    $5,318,620,590     $3,637,858,781     $3,112,773,559


   The accompanying notes are an integral part of the financial statements.


Financial Highlights
------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Shares
------------------------------------------------------------------------------------
                          2000(b)   1999(c) 1999(d)  1998(d) 1997(d) 1996(d) 1995(d)
------------------------------------------------------------------------------------
Net asset value,
beginning of period      $54.82     $50.07   $52.06   $48.07  $45.71  $39.72  $42.96
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from
investment operations:
------------------------------------------------------------------------------------
  Net investment income
  (loss) (a)               (.11)       .20(f)  .47(e)   .43     .30     .38    .21
------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              17.12     7.20    3.10     9.16    4.53    7.19  (1.03)
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                17.01     7.40    3.57     9.59    4.83    7.57   (.82)
------------------------------------------------------------------------------------
Less distributions
from:
------------------------------------------------------------------------------------
  Net investment income     (.13)       --      --     (.25)  (1.28)   (.40)    --
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions  (2.17)    (2.65)  (5.56)   (5.35)  (1.19)  (1.18) (2.42)
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions      (2.30)    (2.65)  (5.56)   (5.60)  (2.47)  (1.58) (2.42)
------------------------------------------------------------------------------------
Net asset value, end
of period                 $69.53    $54.82  $50.07   $52.06  $48.07  $45.71 $39.72
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)           31.06**   15.19**  7.18    21.57   10.74   19.25  (2.02)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)        5,265     3,610   3,090    2,885   2,583   2,515  2,192
------------------------------------------------------------------------------------
Ratio of expenses (%)       1.12*     1.21*   1.17     1.18    1.15    1.14   1.19
------------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)                  (.17)(g)** .93*    .92      .83     .64     .86    .48
------------------------------------------------------------------------------------
Portfolio turnover
rate (%)                      91*       82*     80       56      36      45     46
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000.

(c) For the five months ended August 31, 1999. On July 7, 1999, the Directors changed the fiscal year end of the Fund from March 31 to August 31.

(d)  Years ended March 31.

(e) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

(f) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.

(g) The ratio for the six months ended February 29, 2000 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Barrett International Shares

--------------------------------------------------------------------------------
                                                   2000(b)   1999(c)   1999(d)
--------------------------------------------------------------------------------
Net asset value, beginning of period              $54.94     $50.14    $52.40
                                                  ------------------------------
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
--------------------------------------------------------------------------------
 Net investment income (loss) (a)                   (.05)       .25(f)   .52(e)
--------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investment transactions                           17.20       7.20      2.78
                                                  ------------------------------
--------------------------------------------------------------------------------
 Total from investment operations                  17.15       7.45      3.30
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
 Net investment income                              (.19)        --        --
--------------------------------------------------------------------------------
 Net realized gains on investment
 transactions                                      (2.17)     (2.65)    (5.56)
                                                  ------------------------------
--------------------------------------------------------------------------------
 Total distributions                               (2.36)     (2.65)    (5.56)
--------------------------------------------------------------------------------
Net asset value, end of period                    $69.73      $54.94   $50.14
                                                  ------------------------------
--------------------------------------------------------------------------------
Total Return (%)                                   31.23**     15.27*  * 6.60**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                31          25       23
--------------------------------------------------------------------------------
Ratio of expenses (%)                                .95*       1.03*    1.08*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.08)(g)**  1.11*    1.02*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           91*         82*      80
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000

(c) For the five months ended August 31, 1999. On July 7, 1999, the Directors changed the fiscal year end of the Fund from March 31 to August 31.

(d) For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.

(e) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

(f) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.

(g) The ratio for the six months ended February 29, 2000 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class R Shares

--------------------------------------------------------------------------------
                                                          2000(b)    1999(c)
--------------------------------------------------------------------------------
Net asset value, beginning of period                     $54.78     $53.33
                                                         ---------------------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
 Net investment income (loss) (a)                          (.24)      (.02)
--------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investment transactions                                  17.06       1.47
                                                         ---------------------
--------------------------------------------------------------------------------
 Total from investment operations                         16.82       1.45
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
 Net realized gains on investment transactions            (2.17)        --
--------------------------------------------------------------------------------
Net asset value, end of period                           $69.43     $54.78
                                                         ---------------------
--------------------------------------------------------------------------------
Total Return (%)                                          30.71**     2.72**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       22        2.8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                      1.46*      1.63*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  (.39)(d)** (.09)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  91*        82*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000.

(c) For the period August 2, 1999 (commencement of Class R shares) to August 31, 1999.

(d) The ratio for the six months ended February 29, 2000 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 7, 1999 the Directors changed the fiscal year end of the Fund from March 31 to August 31.

The Fund offers three classes of shares: International Shares, Barrett International Shares, and Class R Shares. Class R Shares are available for purchase by participants of certain employer-sponsored retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services, and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $2,249,182,319 and $1,980,817,125, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the six months ended February 29, 2000, the fees pursuant to this agreement amounted to $17,146,467, which was equivalent to an annualized effective rate of 0.78% of the Fund's average daily net assets.

Administrative Services Fees. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, provides information and administrative services to Class R Shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended February 29, 2000, the Administrative Services Fee was as follows:



                                                                     Unpaid at
                                        Total      Fees Waived     February 29,
Administrative Services Fee          Aggregated      by KDI           2000
-------------------------------------------------------------------------------
                                   ------------   -----------    --------------
Class R                            $  12,635      $    --          $  12,635
                                   ------------   -----------    --------------

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. During the first twelve months of operations for Class R shares, a shareholder services fee will be charged at an annual rate of 0.35%. The amount charged to Class R Shares for the six months ended February 29, 2000 aggregated $11,089. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the other classes of the Fund. For the six months ended February 29, 2000, the amount charged by SSC to the International Shares and Barrett International Shares for services to shareholders aggregated $1,618,997 and $5,101, respectively, of which $1,974 and $6 is unpaid at February 29, 2000.

The International Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended February 29, 2000, the Special Servicing Agreement expense charged to the International Shares of the Fund amounted to $436,823.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the International Shares of the Fund. For the six months ended February 29, 2000, the amount charged to the International Shares of the Fund by STC aggregated $1,682,412.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by SFAC aggregated $593,504.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 29, 2000, Directors' fees and expenses aggregated $20,137.


D. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                            Six Months Ended                  Five Months Ended
                           February 29, 2000                   August 31, 1999
                   -------------------------------- --------------------------------

Shares sold            Shares          Dollars          Shares          Dollars
------------------------------------------------------------------------------------

International
Shares ............    36,010,725  $2,267,506,557       23,688,225   $1,237,843,269

Barrett
International
Shares ............        10,586         647,557            6,462          343,000

Class R Shares* ...       306,849      19,960,718           51,931        2,844,504
                                 ----------------                 ------------------
                                   $2,288,114,832                    $1,241,030,773
                                 ----------------                 ------------------
Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------

International
Shares ............     2,146,025  $  148,889,771        3,072,099   $  156,369,846

Barrett
International
Shares ............        11,915         828,720           18,682          952,397

Class R Shares* ...         5,738         397,414               --               --
                                 ----------------                 ------------------
                                   $  150,115,905                    $  157,322,243
                                 ----------------                 ------------------
Shares redeemed
------------------------------------------------------------------------------------

International
Shares ............   (28,290,824)$(1,787,955,859 )    (22,623,108)  $(1,191,569,309)

Barrett
International
Shares ............       (26,644)     (1,572,311)         (27,968)      (1,464,486)

Class R Shares* ...       (42,049)     (2,861,870)            (392)         (21,453)
                                 ----------------                 ------------------
                                  $(1,792,390,040)                  $(1,193,055,248)
                                 ----------------                 ------------------
Net increase (decrease)
------------------------------------------------------------------------------------

International
Shares ............     9,865,926  $  628,440,469        4,137,216   $  202,643,806

Barrett
International
Shares ............        (4,143)        (96,034)          (2,824)        (169,089)

Class R Shares* ...       270,538      17,496,262           51,539        2,823,051
                                 ----------------                 ------------------
                                   $  645,840,697                    $  205,297,768
                                 ----------------                 ------------------

* 1999 -- For the period August 2, 1999 (commencement of sale of Class R shares) to August 31, 1999.

                                                            Year Ended
                                                          March 31, 1999
                                                    ----------------------------
Shares sold                                          Shares          Dollars
-------------------------------------------------------------------------------
International Shares .....................        44,060,365    $2,240,750,152

Barrett International Shares* ............           434,026(a)     22,731,652(a

Class R Shares ...........................                --                --
                                                            --------------------
                                                                $2,263,481,804
                                                            --------------------
Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
International Shares .....................         5,925,727    $  288,615,428

Barrett International Shares* ............            36,722         1,789,941

Class R Shares ...........................                --                --
                                                            --------------------
                                                                $  290,405,369
                                                            --------------------
Shares redeemed
--------------------------------------------------------------------------------
International Shares .....................       (43,688,877)  $(2,231,145,939)

Barrett International Shares* ............            (9,908)         (500,772)

Class R Shares ...........................                --                --
                                                            --------------------
                                                               $(2,231,646,711)
                                                            --------------------
Net increase (decrease)
--------------------------------------------------------------------------------
International Shares .....................         6,297,215    $  298,219,641

Barrett International Shares* ............           460,840        24,020,821

Class R Shares ...........................                --                --
                                                            --------------------
                                                                $  322,240,462
                                                            --------------------

(a) Includes $21,054,972 and 401,812 shares from shares issued in tax free reorganization.

* For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at February 29, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
April 19, 2000

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*
  o President

Sheryle J. Bolton
  o Director; Chief Executive Officer,       Joyce E. Cornell*
    Scientific Learning Corporation            o Vice President

William T. Burgin                            Susan E. Dahl*
  o Director; General Partner,                 o Vice President
    Bessemer Venture Partners
                                             Philip S. Fortuna*
Keith R. Fox                                   o Vice President
  o Director; General Partner,
    The Exeter Group of Funds                Carol L. Franklin*
                                               o Vice President
William H. Luers
  o Director; Chairman and President,        Edmund B. Games, Jr.*
    U.N. Association of America                o Vice President

Kathryn L. Quirk*                            Joan R. Gregory*
  o Director; Vice President and               o Vice President
    Assistant Secretary
                                             Theresa Gusman*
Joan E. Spero                                  o Vice President
  o Director; President, Doris Duke
    Charitable Foundation                    Ann M. McCreary*
                                               o Vice President
Paul Bancroft III
  o Honorary Director; Venture               Robert C. Peck*
    Capitalist and Consultant                  o Vice President

William H. Gleysteen, Jr.                    Sheridan Reilly*
  o Honorary Director; Consultant;             o Vice President
    Guest Scholar, Brookings Institution
                                             Shahram Tajbakhsh*
Wilson Nolen                                   o Vice President
  o Honorary Director; Consultant
                                             Tien Yu Sieh*
Robert G. Stone, Jr.                           o Vice President
  o Honorary Director; Chairman
    Emeritus and Director, Kirby             John Millette*
    Corporation                                o Vice President and Secretary

Elizabeth J. Allan*                          John R. Hebble*
  o Vice President                             o Treasurer

Irene T. Cheng*                              Caroline Pearson*
  o Vice President                             o Assistant Secretary

                                             *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes

Notes

Notes

Notes

Notes

Notes

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group